Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated August 28, 2015 to the

GMO Series Trust Prospectus and Statement of Additional Information,

each dated June 30, 2015

GMO International Bond Series Fund

Historically, the investment program of GMO International Bond Series Fund (the “Fund”) has included two principal components: one seeking to replicate the Fund’s benchmark and the second seeking to add value relative to the Fund’s benchmark by making investments that may not track its benchmark. Due to recent redemption activity, the Fund’s net assets have decreased by a substantial amount. As a result, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), the Fund’s investment adviser, temporarily has stopped implementing the second component of the Fund’s investment program and is currently selecting portfolio securities whose performance, in the aggregate, is intended to replicate that of the benchmark. GMO may resume implementing the second component of the Fund’s investment program at any time in the future.

GMO has voluntarily agreed to waive an additional 0.10% of the Fund’s 0.25% management fee until GMO resumes implementing the second component of its investment program. GMO may change or terminate this waiver at any time. While this waiver is in effect, the Fund will incur management fees at a lower annual rate than the rate shown in the “Annual Fund operating expenses” table in the Fund’s summary on page 42 of the Prospectus, and, as a result, the Fund’s total annual operating expenses after expense reimbursement will be lower than the amount shown in the table.

Description of Principal Risks

In the sub-section captioned “Management and Operational Risk” on pages 70-71 of the Prospectus, the second paragraph is replaced with the following:

As described in the Fund summaries, for some Funds, GMO uses quantitative analyses and models as part of its investment process. GMO’s models support portfolio decisions but are not necessarily predictive of future market events. These analyses and models also make simplifying assumptions that may limit their effectiveness. The data available and utilized for analysis or manipulation by the models is subject to limitations (e.g., inaccuracies, staleness). Any of those assumptions and/or limitations could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment may be wrong.

GMO relies more heavily on quantitative models in making investment decisions for GMO Systematic Global Macro Opportunity Fund, a GMO Fund not offered by this Prospectus. The usefulness of those models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third party technology that may include bugs or viruses, and by the retrieval of imperfect data for processing by the model. These aspects are present in the ordinary course of business and are more likely to occur at times of rapidly changing models. Any of these aspects could adversely affect GMO Systematic Global Macro Opportunity Fund’s performance.

In addition, the description of “Management and Operational Risk” included in the “Principal risks of investing in the Fund” section of each Fund’s Fund Summary in the Prospectus is amended to reflect the foregoing.

Management of the Trust

Effective as of September 1, 2015, the tables on pages 72-73 of the Prospectus that identify the different Investment Teams of GMO primarily responsible for managing the portfolios of different Funds and the Senior Member(s) of GMO’s Investment Teams who are primarily responsible for providing investment management services to the Funds, are replaced with the following:

Investment Team	Primary Responsibilities
Asset Allocation	Asset Allocation Series Funds High-level investment oversight: U.S. Equity Allocation Series Fund

Global Equity	U.S. Equity Allocation Series Fund

Focused Equity	Quality Series Fund

International Active	Foreign Series Fund

Emerging Markets Equity	Emerging Countries Series Fund

Developed Fixed Income	Fixed Income Series Funds (except Emerging Country Debt Series Fund)

Emerging Country Debt	Emerging Country Debt Series Fund

Funds	Senior Member	Title; Business Experience During Past 5 Years
Asset Allocation Series Funds* High-level investment oversight: U.S. Equity Allocation Series Fund	Ben Inker	Co-Head, Asset Allocation Team and Co-Head, Developed Fixed Income Team, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996 and of GMO’s developed fixed income portfolios since November 2014.
Sam Wilderman

Co-Head, Asset Allocation Team and Co-Head, Developed Fixed Income Team, GMO. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since September 2012 and of GMO’s developed fixed income portfolios since November 2014. Previously, Mr. Wilderman was Co-Head of GMO’s Global Equity Team from 2009 to September 2012.

U.S. Equity Allocation Series Fund	David Cowan	Head, Global Equity Team, GMO. Mr. Cowan has provided research and portfolio management services to GMO’s global equity portfolios since 2006 and was Co-Head of the Global Equity Team from September 2012 to September 2015.

	Neil Constable	Portfolio Manager, Global Equity Team, GMO. Mr. Constable has been responsible for providing portfolio management and research services to GMO’s global equity portfolios since 2006.

	Chris Fortson	Portfolio Manager, Global Equity Team, GMO. Mr. Fortson has been responsible for providing portfolio management and research services to GMO’s global equity portfolios since 2009.

Quality Series Fund	Thomas Hancock	Head, Focused Equity Team, GMO. Dr. Hancock was responsible for overseeing the portfolio management of GMO’s international developed market and global equity portfolios beginning in 1998 and was Co-Head of the Global Equity Team from 2009 to September 2015.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Foreign Series Fund	Drew Spangler	Head, International Active Team, GMO. Mr. Spangler has been responsible for overseeing the portfolio management of GMO’s international active equity portfolios since May 2011. Previously, Mr. Spangler provided portfolio and research services to GMO’s international active equity portfolios since 1994.

Emerging Countries Series Fund	Arjun Divecha	Head, Emerging Markets Equity Team, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993.

	Warren Chiang	Portfolio Manager, Emerging Markets Equity Team, GMO. Mr. Chiang has been responsible for overseeing the portfolio management of these emerging markets equity portfolios since June 2015. Previously, Mr. Chiang was Managing Director, Head of Active Equity Strategies at Mellon Capital Management.

Fixed Income Series Funds (except Emerging Country Debt Series Fund)	Ben Inker	See above.
	Sam Wilderman	See above.
Michael Emanuel

Portfolio Manager, Developed Fixed Income Team, GMO. Mr. Emanuel has been responsible for providing portfolio management services to GMO’s developed fixed income portfolios since 2014. Previously, Mr. Emanuel was a portfolio manager at Convexity Capital Management.

	Greg Jones	Portfolio Manager, Developed Fixed Income Team, GMO. Mr. Jones has been responsible for providing portfolio management and research services to GMO’s developed fixed income portfolios since 2008.

Emerging Country Debt Series Fund	Thomas Cooper	Head, Emerging Country Debt Team, GMO. Mr. Cooper has been responsible for overseeing the portfolio management of GMO’s emerging country debt portfolios since 1994.

*	For Benchmark-Free Allocation Series Fund, a substantial portion of the assets of its Institutional Fund is typically invested in GMO Implementation Fund (see “Investment in Other GMO Funds — GMO Implementation Fund” beginning on page 102 of this Prospectus), where allocations among asset classes are made by the Asset Allocation Team and specific security selections are made primarily by other Investment Teams in collaboration with the Asset Allocation Team. For example, the Global Equity Team selects equity securities within GMO Implementation Fund.

In addition, effective as of September 1, 2015, the “Investment Team,” the individual(s) identified as “Senior Members,” and the Senior Members’ titles in the “Management of the Fund” section of each Fund’s Fund Summary in the Prospectus, and all references to “Senior Members” in the Statement of Additional Information, are amended to reflect the foregoing.

Determination of Net Asset Value

The following is added as a new paragraph immediately following the paragraph beginning “‘Quoted price’ typically means the bid price for securities held long and the ask price for securities sold short.” on page 77 of the Prospectus:

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.